UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2007
CHARTWELL INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51342 (Commission File No.)	95-3979080 (IRS Employer Identification No.)
140 East Main Street
Middletown, NY 10940
(Address and telephone number of principal executive offices) (Zip Code)
(949) 335-5319
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
     Chartwell International, Inc. (the “Company”) entered into a definitive Stock Purchase Agreement with G&A Holdings, LLC, a New Jersey limited liability company (“Buyer”) dated as of October 3, 2007 (the “Agreement”), and amended October 5, 2007. Under the terms of the Agreement, the Company agreed to sell all of the issued and outstanding capital stock of its wholly-owned subsidiaries, Hudson Logistics, Inc., a Delaware corporation and Hudson Logistics Loading, Inc., a Delaware corporation (collectively, the “Hudson Companies”) to Buyer.
     For more information, see Stock Purchase Agreement and Amendment No. 1 to Stock Purchase Agreement attached hereto as Exhibits 10.1 and 10.2, respectively.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
10.1	Stock Purchase Agreement
10.2	Amendment No. 1 to Stock Purchase Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTWELL INTERNATIONAL, INC., a Nevada Corporation
Dated: October 10, 2007	/s/ Paul Biberkraut
Paul Biberkraut,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Stock Purchase Agreement
10.2	Amendment No. 1 to Stock Purchase Agreement